SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  June 30, 2007

(Date of earliest event reported)

First Regional Bancorp

(Exact name of registrant as specified in its charter)

California	000-10232	95-3582843
(State of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1801 Century Park East, Suite 800

Los Angeles, California  90067

(Address of principal executive offices, including zip code)

(310) 552-1776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

(a)           First Regional Bancorp issued a press release on July 18, 2007 announcing its financial results for the quarter and six months ended June 30, 2007.  The press release is furnished as Exhibit 99 and is hereby incorporated by reference in its entirety.

Item 7.01 Regulation FD Disclosure.

First Regional had no loans on nonaccrual status as of June 30, 2007.

As previously disclosed, the figure for Construction Loans in First Regional’s SEC filings differ from the Construction Loans total appearing in First Regional’s regulatory call reports.  This is because, for regulatory reporting purposes, First Regional has reported certain loans as Construction Loans in conformity with the Federal Home Loan Bank’s definition of Construction Loan, which includes certain loans where greater than 10% of the proceeds are to be used for renovation purposes.  First Regional does not consider all of such loans to be Construction Loans for financial accounting purposes.  The following table may help reconcile the composition of First Regional’s construction loan portfolio:

	Portfolio Balance* (000’s)	Number of Loans	Simple Average Loan-to-Value Ratio	Portfolio Balance (%)
Commercial real estate	$267,948	102	65%	13.94%
Commercial business loans	233,915	679	NA	12.17%
Construction and Land Development	869,005	225	60%	45.20%
Multifamily loans (5 or more families)	529,684	127	66%	27.55%
Residential loans (1 to 4 families)	16,798	9	67%	0.87%
Other consumer loans	4,975	64	NA	0.26%
Other Loans	240	3	NA	0.01%

Gross Loans	1,922,565
Less: Net Deferred loan fees	8,849
Loans	$1,913,716

*                            The Call Report number differs from GAAP because First Regional has included as construction loans, for regulatory reporting purposes, and loans where greater than 10% of the proceeds are to be used for renovation purposes. Also, approximately $7 million in loan investments are treated as loans for regulatory reporting purposes and as investments for financial reporting purposes. The details are:

(000’s)
Construction	$511,641
Land	188,903
FHLB 10% Rehabilitation	138,925
Condominium Conversion	29,536
$869,005

The following table breaks out First Regional’s multifamily loan portfolio by dollar amount outstanding as of June 30, 2007:

Range	Multifamily Loans (000’s)	Number of Loans	Simple Average Loan-to-Value
$0 to $1,000,000	$7,951	13	66.46%
$1,000,000 to $5,000,000	207,884	84	63.88%
$5,000,000 to $10,000,000	106,002	16	70.45%
$10,000,000 to $15,000,000	122,352	10	68.83%
$15,000,000 to $20,000,000	36,058	2	70.43%
$20,000,000 to $25,000,000	20,297	1	83.27%
$25,000,000 & Over	29,140	1	79.26%
	$529,684

The following table presents certain information relating to the largest 20 loans in First Regional’s multifamily (5 or more families) loan portfolio as of June 30, 2007:

Largest 20 Multifamily Credits
as of June 30,2007

Rank	Balance (000’s)	Renovation?	Zip Code	Loan-to-Value Ratio	Debt Service Coverage	Personal Guaranty?	Grade
1	$29,140	yes	89156	79%	1.14	No	Pass
2	20,297		95841	83%	1.41	No	Pass
3	19,192	yes	32246	73%	1.33	No	Pass
4	16,866		91304	68%	1.02	No	Pass
5	14,625	yes	90024	80%	0.40	No	Pass/In Escrow
6	14,419		32601	66%	1.13	No	Pass
7	13,447		91402	69%	1.00	No	Pass
8	12,780		90057	66%	1.00	No	Paid-off 7/11
9	12,145		90650	75%	1.18	Yes	Pass
10	12,000	Yes	89121	74%	0.69	No	Pass
11	11,713	Yes	89129	67%	0.94	No	Pass
12	10,824	Yes	89142	64%	0.93	No	Pass
13	10,295	Yes	91605	63%	1.00	No	Paid-off 7/11
14	10,104	Yes	90057	65%	1.00	Yes	Pass
15	9,800		85033	80%	1.45	yes	Pass
16	8,064		90291	67%	1.00	yes	Pass
17	7,546	Yes	96815	69%	0.95	yes	Pass
18	7,291		98092	80%	1.06	yes	Pass
19	7,280	Yes	90004	68%	0.63	yes	Pass
20	6,800	Yes	89102	72%	0.87	yes	Pass
	$254,628

The following table breaks out First Regional’s construction loan portfolio by dollar amount outstanding as of June 30, 2007:

Range	Construction Loans (000’s)	Number of Loans	Simple Average Loan-to-Value
$0 to $1,000,000	$21,309	37	55%
$1,000,000 to $5,000,000	321,893	126	60%
$5,000,000 to $10,000,000	325,238	47	64%
$10,000,000 to $15,000,000	105,666	9	66%
$15,000,000 to $20,000,000	94,899	6	54%
$20,000,000 to $25,000,000	0
$25,000,000 & Over	0
	$869,005

The following table presents certain information relating to the largest 20 loans in First Regional’s construction loan portfolio as of June 30, 2007:

Largest 20 Construction Credits
as of June 30, 2007

Rank	Balance (000’s)	Zip Code	Loan-to-Value Ratio	Personal Guaranty?	Grade
1	$16,900	91764	65%	Yes	Pass
2	15,977	91978	72%	No	Pass
3	15,926	93013	72%	Yes	Pass
4	15,879	90068	60%	No	Pass
5	15,115	90274	65%	Yes	Pass
6	15,102	32210	81%	No	Pass
7	13,096	32730	77%	No	Pass
8	12,735	90077	58%	Yes	Pass
9	12,056	96815	75%	Yes	Pass
10	11,597	92274	49%	Yes	Pass
11	11,587	91302	75%	Yes	Pass
12	11,522	98383	84%	Yes	Pass
13	11,466	91301	75%	Yes	Pass
14	11,091	90272	53%	Yes	Pass
15	10,515	93292	66%	Yes	Pass
16	9,863	91212	76%	Yes	Pass
17	9,834	94115	72%	Yes	Pass
18	9,575	93021	74%	Yes	Pass
19	9,375	91607	69%	No	Pass
20	9,344	90210	60%	Yes	Pass
	$248,555

The following table breaks out First Regional’s non-residential commercial real estate loan portfolio by dollar amount outstanding as of June 30, 2007:

Range	Non-Residential Commercial Real Estate Loans (000’s)	Number of Loans	Simple Average Loan-to-Value
$0 to $1,000,000	$20,082	32	60%
$1,000,000 to $5,000,000	142,569	60	68%
$5,000,000 to $10,000,000	58,950	8	68%
$10,000,000 to $15,000,000	0	0	N/A
$15,000,000 to $20,000,000	0	0	N/A
$20,000,000 to $25,000,000	46,347	2	48%
$25,000,000 & Over	0	0	N/A
	$267,948

The following table presents certain information relating to the largest 20 loans in First Regional’s non-residential commercial real estate loan portfolio as of June 30, 2007:

Largest 20 Non-residential Commercial Real Estate Credits
as at June 30, 2007

Rank	Balance (000’s)	Zip Code	Loan-to-Value Ratio	Personal Guaranty?	Grade
1	$24,126	90023	60%	Yes	Pass
2	22,221	90038	35%	No	Pass
3	9,180	84123	60%	Yes	Pass
4	9,000	92509	48%	Yes	Pass
5	9,000	93101	70%	No	Pass
6	8,209	91790	74%	Yes	Pass
7	6,366	90402	71%	Yes	Pass
8	6,206	92647	67%	Yes	Pass
9	5,635	90404	72%	Yes	Pass
10	5,356	98168	53%	Yes	Pass
11	4,999	90401	73%	Yes	Pass
12	4,784	89109	62%	Yes	Pass
13	4,480	90025	80%	No	Pass
14	4,379	92037	53%	No	Pass
15	4,366	85015	70%	Yes	Pass
16	4,305	99335	75%	Yes	Pass
17	4,000	26201	63%	Yes	Pass
18	3,999	89512	79%	Yes	Pass
19	3,975	93101	75%	Yes	Pass
20	3,900	85363	75%	Yes	Pass
	$148,486

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

99                                    Press Release of First Regional Bancorp, dated June 30, 2007, announcing financial results for the quarter and six months ended June 30, 2007

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical fact, included herein may constitute forward-looking statements.  Although First Regional believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from First Regional’s expectations include fluctuations in interest rates, inflation, government regulations, and economic conditions and competition in the geographic and business areas in which First Regional conducts its operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 23, 2007

FIRST REGIONAL BANCORP
By:	/s/ Thomas E. McCullough
Thomas E. McCullough
Corporate Secretary

Exhibit Index

99                                    Press Release of First Regional Bancorp, dated June 30, 2007, announcing financial results for the quarter and six months ended June 30, 2007